UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-28025
(Commission File Number)

86-0951473
(I.R.S. Employer Identification Number)

415 Madison Avenue, 15th Floor, New York, NY 10017
(Address of principal executive offices, including zip code)

646.673.8435
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 2, 2007 we adopted a directors’ compensation policy (the “Policy”) for all of our directors. On November 18, 2007 (the “Issuance Date”) we amended the terms of the Policy adopted November 7, 2007, pursuant to which we will issue and pay to each member of our board of directors:

(a)	350,000 stock options (the “Options”) at an exercise price of $2.20 per common share, which options shall vest as follows:

	(i)	87,500 on the first anniversary of the Issuance Date;

	(ii)	87,500 on the second anniversary of the Issuance Date;

	(iii)	87,500 on the third anniversary of the Issuance Date; and

	(iv)	87,500 on the fourth anniversary of the Issuance Date.

(b)	a fee of US$750 per meeting for each quarterly board meeting attended; and

(c)	a fee of US$600 per meeting for all other meetings attended or consented to in writing by the entire board.

Asi Shalgi, a member of our board of directors agreed not to receive any fee or other compensation under the Policy. Pursuant to the Policy, we issued 350,000 stock options to each of our directors and officers. The options will be exercisable at a price of $2.20 per share until November 18, 2012. The options were issued in accordance with the terms of the 2007 Israeli Stock Option Plan.

The options were issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2007 we appointed Yehuda Eliraz and Yair Aloni to our board of directors.

During the past five years, Mr. Eliraz has managed an economic consulting firm which provides economic consulting papers to various levels of government, local authorities, corporations and entrepreneurs. Mr. Eliraz received a Bachelors in Economics and a Masters degree in economics and business management at Bar-Ilan University along with a PhD in economics at Hebrew University in Jerusalem.

Mr. Aloni has worked with an international trading and consulting company that provides marketing and sales services along with business consulting services. He has also sat on the board of directors of a publicly listed biopharmaceutical company. Mr. Aloni attended the business management school at Tel Aviv University.

On November 5, 2007, Christopher Kape resigned as secretary and from our board of directors. There are no disagreements with the company’s policies or practices in connection with the resignation. Asi Shalgi is now appointed secretary.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi
President and CEO
March 4, 2008